Exhibit 99.1
Oasis Petroleum Inc. Reports First Quarter 2022 Earnings, Declares Base and Variable Dividends, Issues Second Quarter Outlook, and Provides Update on Pending Merger
Houston, Texas — May 4, 2022 — Oasis Petroleum Inc. (NASDAQ: OAS) (“Oasis” or the “Company”) today announced financial and operating results for the quarter ending March 31, 2022.
1Q22 Operational and Financial Highlights:
•Produced 69.6 MBoepd in 1Q22 with oil volumes of 45.0 MBopd, both above the high-end of February guidance;
•E&P CapEx was $62.9MM in 1Q22, below the low-end of February guidance;
•LOE and GPT costs trended below the low-end of guidance. Cash G&A was below guidance when adjusting for approximately $4.1MM of transaction related items;
•Net cash provided by operating activities was $265.6MM and net loss from continuing operations was $19.6MM;
•Adjusted EBITDA from continuing operations(1) was $287.4MM and Adjusted Free Cash Flow(1) was $217.5MM;
•Received $13.1MM distribution from Crestwood in February 2022, which is included in Adjusted EBITDA(1);
•Cash of $410.2MM exceeded $400.0MM of debt as of March 31, 2022;
•Continued focus on ESG and sustainability. Oasis North Dakota gas capture continues to be above peers. Additionally, safety performance continues to improve and the company had a low incident rate in 1Q22;
•Declared a base dividend of $0.585 per share of common stock. The base dividend will be payable on June 1, 2022 to shareholders of record as of May 20, 2022;
•Declared a variable dividend of $2.94 per share of common stock. The variable dividend will be payable on June 15, 2022 to shareholders of record as of June 1, 2022;
•Oasis and Whiting Petroleum Corporation (“Whiting”) continue to make progress and expect the merger (the “merger”) to close in 3Q22. Oasis and Whiting each filed a premerger notification and report form under the HSR Act, and the waiting periods with respect thereto have expired. Oasis filed a registration statement on Form S-4 (the “Registration Statement”) on April 28, 2022.
(1) Non-GAAP financial measure. See “Non-GAAP Financial Measures” below for a reconciliation to the most directly comparable financial measures under United States generally accepted accounting principles (“GAAP”). Numbers are not adjusted for $4.1MM of transaction-related G&A items.
“The first quarter was transformational for Oasis, while also exhibiting very strong operational performance,” said Danny Brown, Oasis’ Chief Executive Officer. “The closing of the Crestwood and Oasis Midstream Partners merger created a premier midstream company while enhancing value for Oasis and increasing transparency to the core E&P business. Additionally, the announced merger-of-equals with Whiting Petroleum will create a company with enhanced scale, poised to deliver strong returns and significant free cash generation while operating in a safe and sustainable manner. Operationally, Oasis had strong execution in the first quarter, exceeding volume expectations and keeping costs in check, which supported robust free cash generation. My thanks to all of our employees who made the quarter possible through their hard work and dedication. As we look forward, we remain focused on our core strategy, which emphasizes capital discipline and shareholder returns, and on integration planning associated with the announced merger.”
Financial and Operational Update and Outlook
The following table presents select operational and financial data for 1Q22 and guidance for 2Q22, which reflects the severe winter storms that went through North Dakota in April. While the near-term impact on production is meaningful, the Company’s previous 2022 annual guidance of 65 - 70 MBoepd remains intact. Metrics reflect the Company’s continuing operations and exclude amounts reported as discontinued operations due to the OMP merger. Oasis expects to update its full year guidance for the combined company after the merger with Whiting and is currently providing guidance for 2Q22 for Oasis on a stand-alone basis.

Metric	1Q22 Actual	1Q22 Guidance	2Q22 Guidance
Production (MBbl/d)(1)	45.0	42.5 - 43.5	36.0 - 39.0
Production (MBoe/d)(1)	69.6	66.5 - 67.5	56.5 - 60.5
Differential to NYMEX WTI ($ per Bbl)(2)	$1.22	($0.50) - ($1.50)	$0 - $2.00
Natural gas realization ($ over NYMEX)(3)	$3.44	$2.35 - $2.60	$0.00 - $0.50
LOE ($ per Boe)(4)	$10.07	$10.40 - $11.40	$12.00 - $13.00
Cash GPT ($ per Boe)(5)	$5.22	$5.50 - $5.80	$5.00 - $6.00
Cash G&A ($MM)(5)(6)	$15.7	$11.5 - $12.5	$12.5 - $13.5
Production taxes (as a % of oil & gas revenue)	7.3%	7.0% - 7.3%	7.5% - 7.6%
E&P & Other CapEx ($MM)(7)	$63.5	$75 - $85	$75 - $80
Cash Interest ($MM)(5)	$7.0	$6.9 - $7.1	$6.9 - $7.1
Cash taxes ($MM)	$—	$—	$5 - $10
___________________
(1)2Q22 guidance includes approximately 5.0 MBbl/d and 8.0 MBoe/d related to weather impact.
(2)Positive differential represents a premium to WTI.
(3)2Q22 guidance assumes NYMEX gas prices average approximately $7/mmBtu.
(4)2Q22 LOE guidance reflects downtime associated with April storms.
(5)Cash GPT, Cash G&A and Cash Interest are all non-GAAP financial measures. See “Non-GAAP Financial Measures” below for a reconciliation to the most directly comparable financial measures under GAAP.
(6)1Q22 includes non-recurring transaction related items of $4.1 million.
(7)1Q22 includes capitalized interest of $0.6MM, which is included in Cash Interest.

Oasis completed and placed on production 2 gross (1.43 net) operated wells in 1Q22.

Select Operational and Financial Data
The following table presents select operational and financial data for the periods presented:

	1Q22	1Q21
Production data:
Crude oil (Bopd)	44,975	36,807
Natural gas (Mcfpd)	147,783	122,388
Total production (Boepd)	69,606	57,205
Percent crude oil	64.6%	64.3%
Average sales prices:
Crude oil, without derivative settlements ($ per Bbl)	$95.34	$56.09
Differential to NYMEX WTI ($ per Bbl)	1.22	(1.58)
Crude oil, with derivative settlements ($ per Bbl)	79.27	49.11
Crude oil derivative settlements - net cash payments ($MM)	(65.0)	(23.1)
Natural gas, without derivative settlements ($ per Mcf)(1)	8.09	5.41
Natural gas, with derivative settlements ($ per Mcf)(1)	7.67	5.46
Natural gas derivative settlements - net cash receipts (payments) ($MM)	(5.6)	0.5
Selected financial data ($MM):
Revenues:
Crude oil revenues	$385.9	$185.8
Natural gas revenues	107.6	59.2
Purchased oil and gas sales	159.5	80.1
Other services revenues	—	0.2
Total revenues	$653.0	$325.3
Net cash provided by operating activities	$265.6	$190.4
Non-GAAP financial measures:
Adjusted EBITDA	$287.4	$125.5
Adjusted FCF	217.5	93.9
Select operating expenses:
Lease operating expenses	$63.1	$51.1
GPT	32.4	28.1
Purchased oil and gas expenses	161.6	78.9
Production taxes	35.9	16.3
Depreciation, depletion and amortization	44.7	30.8
Total select operating expenses	$337.7	$205.2
___________________
(1)Prices include the value for natural gas and natural gas liquids.

For 1Q22, the Company reported a net loss from continuing operations of $19.6MM, or $1.01 per diluted share. Excluding certain non-cash items and their tax effect, adjusted net income attributable to Oasis from continuing operations (non-GAAP) was $174.5MM, or $8.32 per diluted share, in 1Q22.

Capital Expenditures
The following table presents the Company’s total capital expenditures (“CapEx”) from continuing operations by category for the periods presented:

1Q22
CapEx ($MM):
E&P	$62.9
Other(1)	0.6
Total E&P and other CapEx	$63.5
___________________
(1)Includes capitalized interest of $0.6MM for 1Q22.
Dividend Declarations
Oasis declared a base dividend of $0.585 per share ($2.34/share annualized) to shareholders of record as of May 20, 2022, payable on June 1, 2022. Additionally, Oasis declared a variable dividend of $2.94 per share to shareholders of record as of June 1, 2022, payable on June 15, 2022. The base dividend and variable dividend are in connection with Oasis’ previously announced plan to return $70 million of capital to shareholders per quarter.
Balance Sheet and Liquidity
The following table presents key balance sheet statistics and liquidity metrics as of March 31, 2022 (in millions):

March 31, 2022
Revolving credit facility(1)	$450.0

Revolver borrowings	$—
Senior notes	400.0
Total debt	$400.0

Cash and cash equivalents	$410.2
Letters of credit	2.4
Liquidity	857.8
___________________
(1)$900MM borrowing base and $450MM of elected commitments.

On May 3, 2022, the OAS lenders reaffirmed a $900MM borrowing base with the elected commitments remaining at $450MM. At the close of the merger, the borrowing base is expected to increase to $2B with $800MM of elected commitments.

Contact:
Oasis Petroleum Inc.
Danny Brown, Chief Executive Officer
Michael H. Lou, Chief Financial Officer and Executive Vice President
Bob Bakanauskas, Director, Investor Relations
(281) 404-9600
ir@oasispetroleum.com
Conference Call Information
Investors, analysts and other interested parties are invited to listen to the webcast:
Date:         Thursday, May 5, 2022
Time:        10:00 a.m. Central Time
Live Webcast:     https://app.webinar.net/ejz256r5DnM

Sell-side analysts wishing to ask a question may use the following dial-in:
Dial-in:     888-317-6003
Intl. Dial-in: 412-317-6061
Conference ID:     5348387
Website:     www.oasispetroleum.com

A recording of the conference call will be available beginning at 12:00 p.m. Central Time on the day of the call and will be available until Thursday, May 12, 2022 by dialing:
Replay dial-in:     877-344-7529
Intl. replay:     412-317-0088
Replay access:     4412748

The call will also be available for replay for approximately 30 days at www.oasispetroleum.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, derivative instruments, capital expenditure levels, and other guidance included in this press release, as well as the impact of the novel coronavirus 2019 (“COVID-19”) pandemic on the Company's operations. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks that the proposed transaction with Whiting may not be consummated or the benefits contemplated therefrom may not be realized, the ability to obtain requisite regulatory and stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, changes in crude oil and natural gas prices, developments in the global economy, particularly the public health crisis related to the COVID-19 pandemic and the adverse impact thereof on demand for crude oil and natural gas, the outcome of government policies and actions, including actions taken to address the

COVID-19 pandemic and to maintain the functioning of national and global economies and markets, the impact of Company actions to protect the health and safety of employees, vendors, customers, and communities, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, the ability to realize the anticipated benefits from the Williston Basin acquisition and Permian Basin divestitures, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company's ability to access them, the proximity to and capacity of transportation facilities, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company’s business and other important factors that may impact the operations and projections discussed herein can be found in Oasis’ periodic filings with the U.S Securities and Exchange Commission, including Oasis Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Registration Statement. Additionally, the unprecedented nature of the COVID-19 pandemic and the related decline of the oil and gas exploration and production industry may make it particularly difficult to identify risks or predict the degree to which identified risks will impact the Company's business and financial condition. Because considerable uncertainty exists with respect to the future pace and extent of a global economic recovery from the effects of the COVID-19 pandemic, the Company cannot predict whether or when crude oil production and economic activities will return to normalized levels.
Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Important Additional Information
In connection with the merger, Oasis filed the Registration Statement with the SEC that includes a joint proxy statement/prospectus of Whiting and Oasis. After the Registration Statement is declared effective by the SEC, Whiting and Oasis intend to mail a definitive proxy statement/prospectus to the stockholders of Whiting and the stockholders of Oasis. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Whiting or Oasis may file with the SEC and send to Whiting’s stockholders and/or Oasis’ stockholders in connection with the merger. INVESTORS AND SECURITY HOLDERS OF WHITING AND OASIS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY WHITING AND OASIS WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, OASIS, THE MERGER, THE RISKS RELATED THERETO AND RELATED MATTERS.
Investors are able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Whiting and Oasis with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Whiting are available free of charge from Whiting’s website at www.whiting.com under the “Investor Relations” tab or by contacting Whiting’s Investor Relations Department at (303) 837-1661 or BrandonD@whiting.com. Copies of documents filed with the SEC by Oasis are available free of charge from Oasis’ website at www.oasispetroleum.com under the “Investor Relations” tab or by contacting Oasis’ Investor Relations Department at (281) 404-9600 or ir@oasispetroleum.com.
Participants in the Solicitation
Whiting, Oasis and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whiting’s stockholders and Oasis’ stockholders in connection with the merger. Information regarding the executive officers and directors of Oasis is included in its definitive proxy statement for its 2022 annual meeting filed with the SEC on March 17, 2022. Information regarding the executive officers and directors of Whiting is included in Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the Registration Statement, the joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the merger. Free copies of these documents may be obtained as described in the paragraphs above.

About Oasis Petroleum Inc.
Oasis Petroleum Inc. is an independent exploration and production company with quality and sustainable long-lived assets in the Williston Basin. The Company is uniquely positioned with a best-in-class balance sheet and is focused on rigorous capital discipline and generating free cash flow by operating efficiently, safely and responsibly to develop its unconventional onshore oil-rich resources in the continental United States. For more information, please visit the Company's website at www.oasispetroleum.com.

Oasis Petroleum Inc.
Condensed Consolidated Balance Sheets (Unaudited)

	March 31, 2022	December 31, 2021

	(In thousands, except share data)
ASSETS
Current assets
Cash and cash equivalents	$410,174	$172,114
Accounts receivable, net	504,436	377,202
Inventory	28,311	28,956
Prepaid expenses	6,564	6,016
Derivative instruments	1,284	—
Other current assets	1,396	1,836
Current assets held for sale	—	1,029,318
Total current assets	952,165	1,615,442
Property, plant and equipment
Oil and gas properties (successful efforts method)	1,458,491	1,395,837
Other property and equipment	44,555	48,981
Less: accumulated depreciation, depletion and amortization	(166,705)	(124,386)
Total property, plant and equipment, net	1,336,341	1,320,432
Derivative instruments	61,760	44,865
Investment in unconsolidated affiliate	615,333	—
Long-term inventory	17,510	17,510
Operating right-of-use assets	13,235	15,782
Other assets	11,604	12,756
Total assets	$3,007,948	$3,026,787

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,738	$2,136
Revenues and production taxes payable	284,205	270,306
Accrued liabilities	260,833	150,674
Accrued interest payable	9,085	2,150
Derivative instruments	314,466	89,447
Advances from joint interest partners	3,124	1,892
Current operating lease liabilities	7,649	7,893
Other current liabilities	19,887	1,046
Current liabilities held for sale	—	699,653
Total current liabilities	900,987	1,225,197
Long-term debt	392,933	392,524
Deferred income taxes	—	7
Asset retirement obligations	58,789	57,604
Derivative instruments	205,694	115,282
Operating lease liabilities	4,574	6,724
Other liabilities	3,008	7,876
Total liabilities	1,565,985	1,805,214
Commitments and contingencies
Stockholders’ equity
Common stock, $0.01 par value: 60,000,000 shares authorized; 20,473,741 shares issued and 19,571,603 shares outstanding at March 31, 2022 and 20,147,199 shares issued and 19,276,181 shares outstanding at December 31, 2021	203	200
Treasury stock, at cost: 902,138 shares at March 31, 2022 and 871,018 shares at December 31, 2021	(104,132)	(100,000)
Additional paid-in capital	883,273	863,010
Retained earnings	662,619	269,690
Oasis share of stockholders’ equity	1,441,963	1,032,900
Non-controlling interests	—	188,673
Total stockholders’ equity	1,441,963	1,221,573
Total liabilities and stockholders’ equity	$3,007,948	$3,026,787

Oasis Petroleum Inc.
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except share data)

	Three Months Ended March 31,
	2022	2021

Revenues
Oil and gas revenues	$493,502	$244,990
Purchased oil and gas sales	159,467	80,145
Other services revenues	—	226
Total revenues	652,969	325,361
Operating expenses
Lease operating expenses	63,076	51,064
Other services expenses	111	—
Gathering, processing and transportation expenses	32,398	28,105
Purchased oil and gas expenses	161,627	78,938
Production taxes	35,858	16,280
Depreciation, depletion and amortization	44,673	30,770
Exploration expenses	510	423
Impairment	—	3
General and administrative expenses	24,367	20,413
Total operating expenses	362,620	225,996
Gain on sale of assets	1,521	88
Operating income	291,870	99,453
Other income (expense)
Net loss on derivative instruments	(367,922)	(181,515)
Income from investment in unconsolidated affiliate	60,137	—
Interest expense, net of capitalized interest	(7,216)	(4,865)
Other income	1,754	485
Total other expense, net	(313,247)	(185,895)
Loss from continuing operations before income taxes	(21,377)	(86,442)
Income tax benefit	1,826	3,654
Net loss from continuing operations	(19,551)	(82,788)
Income from discontinued operations attributable to Oasis, net of income tax	485,554	39,196
Net income (loss) attributable to Oasis	$466,003	$(43,592)
Earnings (loss) attributable to Oasis per share:
Basic and diluted from continuing operations	$(1.01)	$(4.14)
Basic and diluted from discontinued operations	25.15	1.96
Basic and diluted total	$24.14	$(2.18)
Weighted average shares outstanding:
Basic and diluted	19,306	20,000

Oasis Petroleum Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2022	2021

Cash flows from operating activities:
Net income (loss) including non-controlling interests	$468,314	$(35,265)
Adjustments to reconcile net income (loss) including non-controlling interests to net cash provided by operating activities:
Depreciation, depletion and amortization	44,673	39,990
Gain on sale of properties	(520,421)	(88)
Impairment	—	3
Deferred income taxes	(7)	(3,654)
Derivative instruments	367,922	181,515
Income from investment in unconsolidated affiliate	(60,137)	—
Equity-based compensation expenses	4,848	2,198
Deferred financing costs amortization and other	3,433	2,320
Working capital and other changes:
Change in accounts receivable, net	(111,813)	(60,542)
Change in inventory	667	4,506
Change in prepaid expenses	(369)	1,089
Change in accounts payable, interest payable and accrued liabilities	52,122	62,195
Change in other assets and liabilities, net	16,348	(3,854)
Net cash provided by operating activities	265,580	190,413
Cash flows from investing activities:
Capital expenditures	(48,831)	(21,958)
Proceeds from divestitures, net of OMP cash	147,056	2,686
Costs related to divestitures	(11,368)	—
Derivative settlements	(70,670)	(22,596)
Distributions from investment in unconsolidated affiliate	13,116	—
Net cash provided by (used in) investing activities	29,303	(41,868)
Cash flows from financing activities:
Proceeds from revolving credit facilities	15,000	159,500
Principal payments on revolving credit facilities	—	(635,500)
Proceeds from issuance of senior unsecured notes	—	450,000
Deferred financing costs	(9)	(11,737)
Common control transaction costs	—	(4,111)
Purchases of treasury stock	(4,132)	—
Dividends paid	(70,579)	(7,535)
Distributions to non-controlling interests	—	(6,029)
Payments on finance lease liabilities	(229)	(311)
Proceeds from warrants exercised	457	—
Other	—	6
Net cash used in financing activities	(59,492)	(55,717)
Increase in cash and cash equivalents	235,391	92,828
Cash and cash equivalents:
Beginning of period	174,783	20,226
End of period	$410,174	$113,054
Supplemental non-cash transactions:
Change in accrued capital expenditures	$17,504	$6,909
Change in asset retirement obligations	(428)	1,035
Investment in unconsolidated affiliate	568,312	—
Note receivable from divestiture	—	2,900

Non-GAAP Financial Measures
Cash GPT
The Company defines Cash GPT as total GPT expenses less non-cash valuation charges on pipeline imbalances. Cash GPT is not a measure of GPT expenses as determined by GAAP. Management believes that the presentation of Cash GPT provides useful additional information to investors and analysts to assess the cash costs incurred to market and transport the Company’s commodities from the wellhead to delivery points for sale without regard to the change in value of its pipeline imbalances, which vary monthly based on commodity prices.
The following table presents a reconciliation of the GAAP financial measure of GPT expenses to the non-GAAP financial measure of Cash GPT for the periods presented:

	Three Months Ended March 31,
	2022	2021

	(In thousands)
GPT	$32,398	$28,105
Pipeline imbalances	316	1,847
Cash GPT	$32,714	$29,952
Cash G&A
The Company defines Cash G&A as total G&A expenses less G&A expenses attributable to discontinued operations, non-cash equity-based compensation expenses, G&A expenses attributable to shared service allocations and other non-cash charges. Cash G&A is not a measure of G&A expenses as determined by GAAP. Management believes that the presentation of Cash G&A provides useful additional information to investors and analysts to assess the Company’s operating costs in comparison to peers without regard to the aforementioned charges, which can vary substantially from company to company.
The following table presents a reconciliation of the GAAP financial measure of G&A expenses to the non-GAAP financial measure of Cash G&A for the periods presented:

	Three Months Ended March 31,
	2022	2021

	(In thousands)
General and administrative expenses	$27,681	$20,737
Less: general and administrative expenses attributable to discontinued operations	3,314	324
General and administrative expenses attributable to continuing operations(1)	24,367	20,413
Equity-based compensation expenses	(4,800)	(1,688)
G&A expenses attributable to shared services	(1,624)	(4,739)
Other non-cash adjustments	(2,218)	669
Cash G&A(1)	$15,725	$14,655
___________________
(1)1Q22 includes non-recurring transaction related items of $4.1 million.
Cash Interest
The Company defines Cash Interest as interest expense less interest expense attributable to discontinued operations plus capitalized interest less amortization and write-offs of deferred financing costs. Cash Interest is not a measure of interest expense as determined by GAAP. Management believes that the presentation of Cash Interest provides useful additional information to investors and analysts for assessing the interest charges incurred on the Company’s debt to finance its operating activities and the Company’s ability to maintain compliance with its debt covenants.

The following table presents a reconciliation of the GAAP financial measure of interest expense to the non-GAAP financial measure of Cash Interest for the periods presented:

	Three Months Ended March 31,
	2022	2021

	(In thousands)
Interest expense	$10,901	$8,697
Less: Interest expense from discontinued operations	3,685	3,832
Interest expense from continuing operations	7,216	4,865
Capitalized interest	600	418
Amortization of deferred financing costs	(855)	(2,367)
Cash Interest	$6,961	$2,916
Adjusted EBITDA and Adjusted Free Cash Flow
The Company defines Adjusted EBITDA as earnings (loss) before interest expense, income taxes, DD&A, exploration expenses and other similar non-cash or non-recurring charges. The Company defines Adjusted EBITDA from continuing operations as Adjusted EBITDA less Adjusted EBITDA from discontinued operations, plus cash distributions from OMP. The Company defines Adjusted Free Cash Flow as Adjusted EBITDA from continuing operations less Cash Interest and E&P and other capital expenditures (excluding capitalized interest and acquisition capital).
Adjusted EBITDA and Adjusted Free Cash Flow are not measures of net income (loss) or cash flows as determined by GAAP. Management believes that the presentation of Adjusted EBITDA and Adjusted Free Cash Flow provides useful additional information to investors and analysts for assessing the Company’s results of operations, financial performance, ability to generate cash from its business operations without regard to its financing methods or capital structure and the Company’s ability to maintain compliance with its debt covenants.
The following table presents reconciliations of the GAAP financial measures of net income (loss) including non-controlling interests and net cash provided by operating activities to the non-GAAP financial measures of Adjusted EBITDA and Adjusted Free Cash Flow for the periods presented:

	Three Months Ended March 31,
	2022	2021

	(In thousands)
Net income (loss) including non-controlling interests	$468,314	$(35,265)
Gain on sale of properties	(520,421)	(88)
Net loss on derivative instruments	367,922	181,515
Derivative settlements	(70,670)	(22,596)
Income from investment in unconsolidated affiliate	(60,137)	—
Cash distributions from investment in unconsolidated affiliate	13,116	—
Interest expense, net of capitalized interest	10,901	8,697
Depreciation, depletion and amortization	44,673	39,990
Impairment	—	3
Exploration expenses	510	423
Equity-based compensation expenses	4,848	2,198
Income tax (benefit) expense	39,396	(3,654)
Other non-cash adjustments	1,260	(2,692)
Adjusted EBITDA	299,712	168,531
Adjusted EBITDA from discontinued operations	(12,296)	(56,348)
Cash distributions from OMP and DevCo Interests	—	13,266
Adjusted EBITDA from continuing operations	287,416	125,449
Cash Interest	(6,961)	(2,916)
E&P and other capital expenditures	(63,515)	(29,009)

Capitalized interest	600	418
Adjusted Free Cash Flow	$217,540	$93,942

Net cash provided by operating activities	$265,580	$190,413
Derivative settlements	(70,670)	(22,596)
Cash distributions from investment in unconsolidated affiliate	13,116	—
Interest expense, net of capitalized interest	10,901	8,697
Exploration expenses	510	423
Deferred financing costs amortization and other	(3,433)	(2,320)
Current tax expense	39,403	—
Changes in working capital	43,045	(3,394)
Other non-cash adjustments	1,260	(2,692)
Adjusted EBITDA	299,712	168,531
Adjusted EBITDA from discontinued operations	(12,296)	(56,348)
Cash distributions from OMP and DevCo Interests	—	13,266
Adjusted EBITDA from continuing operations	287,416	125,449
Cash Interest	(6,961)	(2,916)
E&P and other capital expenditures	(63,515)	(29,009)
Capitalized interest	600	418
Adjusted Free Cash Flow	$217,540	$93,942

Adjusted Net Income (Loss) Attributable to Oasis and Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share Reconciliations
Adjusted Net Income (Loss) Attributable to Oasis and Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company defines Adjusted Net Income (Loss) Attributable to Oasis as net income (loss) after adjusting for (1) the impact of certain non-cash items, including non-cash changes in the fair value of derivative instruments, impairment, and other similar non-cash charges, or non-recurring items, (2) the impact of net income (loss) attributable to non-controlling interests, and (3) the non-cash and non-recurring items’ impact on taxes based on the Company’s effective tax rate applicable to those adjusting items in the same period. Adjusted Net Income (Loss) Attributable to Oasis is not a measure of net income (loss) as determined by GAAP. The Company defines Adjusted Diluted Earnings (Loss) Attributable to Oasis Per Share as Adjusted Net Income (Loss) Attributable to Oasis divided by diluted weighted average shares outstanding.
The following table presents reconciliations of the GAAP financial measure of net income (loss) attributable to Oasis to the non-GAAP financial measure of Adjusted Net Income (Loss) Attributable to Oasis and the GAAP financial measure of diluted earnings (loss) attributable to Oasis per share to the non-GAAP financial measure of Adjusted Diluted Earnings Attributable to Oasis Per Share for the periods presented:

	Three Months Ended March 31,
	2022	2021

	(In thousands, except per share data)
Net income (loss) attributable to Oasis	$466,003	$(43,592)
Gain on sale of properties	(520,421)	(88)
Net loss on derivative instruments	367,922	181,515
Derivative settlements	(70,670)	(22,596)
Income from investment in unconsolidated affiliate	(60,137)	—
Distributions from investment in unconsolidated affiliate	13,116	—
Impairment	—	3
Amortization of deferred financing costs	1,024	3,040
Other non-cash adjustments	1,260	(2,692)
Tax impact(1)	60,710	(34,879)
Other tax adjustments(2)	(78,159)	4,839
Adjusted net income attributable to Oasis	180,648	85,550
Less: Adjusted net income attributable to Oasis from discontinued operations	6,142	40,027
Adjusted net income attributable to Oasis from continuing operations	$174,506	$45,523

Diluted earnings (loss) attributable to Oasis per share	$24.14	$(2.18)
Gain on sale of properties	(24.81)	—
Net loss on derivative instruments	17.54	9.08
Derivative settlements	(3.37)	(1.13)
Income from investment in unconsolidated affiliate	(2.87)	—
Distributions from investment in unconsolidated affiliate	0.63	—
Amortization of deferred financing costs	0.05	0.15
Other non-cash adjustments	0.06	(0.14)
Tax impact(1)	2.89	(1.74)
Other tax adjustments(2)	(3.73)	0.24
Impact of diluted shares(3)	(1.92)	—
Adjusted Diluted Earnings Attributable to Oasis Per Share	8.61	4.28
Less: Adjusted Diluted Earnings From Discontinued Operations Attributable to Oasis Per Share	0.29	2.00
Adjusted Diluted Earnings From Continuing Operations Attributable to Oasis Per Share	$8.32	$2.28

Diluted weighted average shares outstanding(3)	20,974	20,000

Effective tax rate applicable to adjustment items(1)	22.7%	21.9%
___________________
(1)The tax impact is computed utilizing the Company’s effective tax rate applicable to the adjustments for certain non-cash and non-recurring items.
(2)Other tax adjustments relate to the deferred tax asset valuation allowance, which is adjusted to reflect the tax impact of the other adjustments using an assumed effective tax rate that excludes its impact.
(3)For the three months ended March 31, 2022, the Company included the dilutive effect of 1,667,705 potentially dilutive shares in computing Adjusted Diluted Earnings Attributable to Oasis Per Share, which were excluded from the GAAP calculation of diluted earnings attributable to Oasis per share due to their anti-dilutive effect. For the three months ended
March 31, 2021, there were no potentially dilutive shares included in computing Adjusted Diluted Earnings Attributable to Oasis Per Share because the effect was anti-dilutive under the treasury stock method.